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                                                                   Exhibit 10.4



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                              AMENDED AND RESTATED
                      INDEMNITY MULTIFAMILY DEED OF TRUST,

                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

                  (____________________:_____________________)

         THIS AMENDED AND RESTATED INDEMNITY DEED OF TRUST (together with the attached Rider to Indemnity Multifamily Instrument and Special Rider to Indemnity Multifamily Instrument, the "Instrument") is executed this ___ day of September, 1997, effective as of the ___ day of September, 1997 (the "Effective Date"), among the Trustor/Grantor, THE TC-____________________ COMPANY, a Maryland general partnership, whose address is c/o The Town and Country Management Company, 1700 Equitable Bank Center, 100 South Charles Street, Baltimore, Maryland 21201, Attention: Ms. Jennifer C. Munch, Senior Vice President (herein "Grantor"), G. SCOTT CARTER (herein "Trustee"), and the Beneficiary, WASHINGTON MORTGAGE FINANCIAL GROUP, LTD, a corporation organized and existing under the laws of the state of Delaware, whose address is 1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182 (herein "Lender").

         WHEREAS, Grantor is a party to that certain Master Credit Facility Agreement dated as of the Effective Date, by and among Grantor, Lender, and others (as amended from time to time, the "Master Agreement");

         WHEREAS, Grantor, as owner of the Property (as defined below), has executed and delivered to Lender that certain Amended and Restated Deed of Trust, Assignment of Rents and Security Agreement (the "First Security Instrument"), securing that certain Amended and Restated Multifamily Base Facility Note made by Grantor in favor of Lender (the "Promissory Note"), which First Security Instrument will be recorded among the records of ____________________ County, Maryland, immediately prior to the recordation hereof;

         WHEREAS, the Promissory Note amends and restates that certain promissory note (the "Original Note"), dated as of August 23, 1993, made by Grantor for the benefit of The Town and Country Funding Corporation (the "Original Lender"), which Original Note was purchased by Lender;

         WHEREAS, the First Security Instrument amends and restates that certain deed of trust and security agreement, dated as of August 23, 1993, made by Grantor, which secured the Original Note;

         WHEREAS, pursuant to the terms of the Master Agreement, Grantor has executed and delivered to Lender that certain Amended and Restated Guaranty dated as of the Effective Date (the "Guaranty"), in respect of thirty-four (34) promissory notes in favor of Lender (collectively, the "Note"), all made pursuant to and in accordance with the terms of the Master Agreement;

         WHEREAS, the Guaranty amends and restates, that certain guaranty, dated as of August 23, 1993, made by Grantor and others for the benefit of Original Lender (the "Original Guaranty"), which Original Guaranty was secured by an amended and restated indemnity subordinate deed of trust dated as of August 23, 1993, and described more fully on Exhibit B attached hereto and incorporated herein by this reference (the "Original Indemnity Instrument"), and which Original Guaranty and Original Indemnity Instrument were purchased by Lender;

         WHEREAS, Grantor and Lender desire to amend and restate the Original Indemnity Instrument by executing and delivering this Instrument;

         GRANTOR, in consideration of the indebtedness herein recited and the trust herein created, and for other good and valuable consideration, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the property described on Exhibit A attached hereto and incorporated herein by this reference, located in ____________________ County , State of Maryland.

         TOGETHER with all buildings, improvements and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents (subject however to the assignment of rents to Lender herein), royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers,

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incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property and owned by Grantor, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, and all other equipment owned by Grantor necessary for the operation of the foregoing and any and all other personal property on the property site owned by the Grantor, other than personal property of the occupancy tenants, and together with the following items: utility deposits, unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Grantor and all proceeds of any conversion of the "Property" (as hereinafter defined) or any part thereof including, without limitation, proceeds of hazard and title insurance and all awards and compensation for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement therein; all of which, including replacements and additions thereto, shall be deemed to remain a part of the real property covered by this Instrument; and all of the foregoing owned by Grantor, together with said property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "Property".

         TO SECURE TO LENDER (a) the payment of all indebtedness, liabilities and obligations now or hereafter owed by Grantor pursuant to the Guaranty, (b) the repayment of any and all indebtedness created by any future advances, with interest thereon, made by Lender described in Paragraph I of the Special Rider (the "Future Advances"), each and all of the Future Advances being fully contemplated by Grantor, (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument, and (d) the performance of the covenants and agreements of Grantor herein contained, Grantor does hereby mortgage, grant, convey and assign to Lender the property described in Exhibit A to this Instrument.

         Grantor covenants that Grantor is lawfully seised of the estate hereby conveyed and has the right to grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Grantor will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

UNIFORM COVENANTS.  Grantor and Lender covenant and agree as follows:

               [ THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

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1.       GUARANTY OF PRINCIPAL AND INTEREST. Grantor guarantees that the makers of the Note shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument, all as set forth in the Guaranty.

2.       FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.  [INTENTIONALLY OMITTED.]

3.       APPLICATION OF PAYMENTS.  [INTENTIONALLY OMITTED.]

4.       CHARGES; LIENS.  [INTENTIONALLY OMITTED.]

5. HAZARD INSURANCE. Grantor shall keep the improvements now existing or hereafter erected on the Property insured by carriers at all times satisfactory to Lender against loss by fire, hazards included within the term "extended coverage," rent loss and such other hazards, casualties, liabilities and contingencies as Lender (and, if this Instrument is on a leasehold, the ground lease) shall require and in such amounts and for such periods as Lender shall require. All premiums on insurance policies shall be paid, at Lender's option, in the manner provided under the Master Agreement, or by Grantor making payment, when due, directly to the carrier, or in such other manner as Lender may designate in writing.

         All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgage clause in favor of and in form acceptable to Lender. Lender shall have the right to hold the policies, and Grantor shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least 20 days prior to the expiration date of a policy, Grantor shall deliver to Lender written notice of any significant changes to a policy and 10 days prior to the expiration date of a policy, Grantor shall deliver to Lender a copy of a renewal policy in form satisfactory to Lender. If this Instrument is on a leasehold, Grantor shall furnish Lender a duplicate of all policies, renewal notices, renewal policies and receipts of paid premiums if, by virtue of the ground lease, the originals thereof may not be supplied by Grantor to Lender.

         In the event of loss, Grantor shall give immediate written notice to the insurance carrier and to Lender. Grantor hereby authorizes and empowers Lender as attorney-in-fact for Grantor to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this paragraph 5 shall require Lender to incur any expense or take any action hereunder. Grantor further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Grantor for the cost of reconstruction or repair of the Property or (b) to apply the balance of such proceeds to the payment of the sums secured by this Instrument or guaranteed by the Guaranty, whether or not then due, in the order of application set forth in the Master Agreement (subject, however, to the rights of the lessor under the ground lease if this Instrument is on a leasehold).

         Notwithstanding the foregoing paragraph, Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by this Instrument if all of the following conditions are met: (i) no Event of Default has occurred and is continuing; (ii) Lender reasonably determines that there will be sufficient funds (including any funds furnished by Grantor) to restore and repair the Property substantially to the equivalent of its condition immediately prior to the loss or casualty to the Property; (iii) Lender reasonably determines that the rental income of the Property, after restoration and repair of the property to the condition required by clause
(ii), will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Property;
(iv) Lender reasonably determines that restoration and repair of the property to the condition required by clause (ii) will be completed prior to the earlier to occur of (1) the maturity date of the Note or (2) (A) one year from the date of the loss or casualty to the Property (if less than 50% of the rentable space of the Property (as measured by Lender) is damaged by the loss or casualty) or
(B) two years from the date of the loss or casualty to the Property (if 50% or more of the rentable space of the Property (as measured by Lender) is damaged by the loss or casualty); and (v) Lender reasonably determines that upon the restoration and repair of the Property there will not have been a material diminution in the value of the Property since the date immediately preceding the loss or casualty.

         If the insurance proceeds are held by Lender to reimburse Grantor for the cost of restoration and repair of the Property, the Property shall be restored substantially to the equivalent of its condition immediately prior to the loss or casualty to the Property. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may reasonably require. Lender shall also have the right to make any casualty loss draft payable to both Lender and Grantor. Lender, at Grantor's expense, shall also be entitled to inspect the Property during the period in which the restoration and repair is being completed, provided Lender makes no more than one inspection in any 60-day period. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments due under any Note

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secured hereby. If the Property is sold pursuant to paragraph 27 hereof or if
Lender acquires title to the Property, Lender shall all of the right, title and interest of Grantor in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

         Notwithstanding anything to the contrary in this paragraph 5, so long as there exists no Event of Default, Grantor shall be entitled to retain, without Lender's consent, insurance proceeds payable with respect to any claim not exceeding $500,000. Grantor agrees to provide Lender with prompt written notice of any such claim.

6. PRESERVATION AND MAINTENANCE OF PROPERTY. Grantor (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to substantially the equivalent of, or better than, its condition on the date hereof, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair,
(e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for professional management of the Property by a residential rental property manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Grantor nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacements of fixtures, equipment, machinery and appliances with items of like kind.

7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Grantor shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Grantor shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

8. PROTECTION OF LENDER'S SECURITY. If Grantor fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs,
(iii) procurement of satisfactory insurance as provided in paragraph 5 hereof, and (iv) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Grantor and the curing of any default of Grantor in the terms and conditions of the ground lease.

         Any amounts disbursed by Lender pursuant to this paragraph 8, with interest thereon, shall become additional indebtedness of Grantor secured by this Instrument. Unless Grantor and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. Grantor hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder.

9.       INSPECTION.  [INTENTIONALLY OMITTED.]

10.      BOOKS AND RECORDS.  [INTENTIONALLY OMITTED.]

11. CONDEMNATION. Grantor shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Grantor shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Grantor authorizes Lender, at Lender's option, as attorney-in-fact for Grantor, to commence, appear in and prosecute, in Lender's or Grantor's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender subject, if this Instrument is on a leasehold, to the rights of lessor under the ground lease.


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         Grantor authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set for in the Master Agreement, with the balance, if any, to Grantor. Unless Grantor and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in paragraph 1 hereof or change the amount of such installments. Grantor agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

         Notwithstanding the foregoing, in the event of any condemnation claim(s) in connection with any condemnation or other taking that, in the aggregate, does not exceed Five Hundred Thousand Dollars ($500,000.00), Lender agrees, provided that no Event of Default has occurred and is continuing, to waive its right to act as Grantor's attorney-in-fact (as set forth in the second sentence of this paragraph 11) upon the condition that Grantor (A) shall give prompt written notice thereof to Lender and (B) shall diligently and continuously prosecute such claim to completion.

         Lender shall permit Grantor to apply any such awards, payments, proceeds or damages, after deduction of Lender's expenses incurred in the collection of such amounts, to the payment of repairs to the Property if all of the following conditions are met: (i) no Event of Default has occurred and is continuing; (ii) Lender reasonably determines that there will be sufficient funds to restore and repair the Property substantially to the equivalent of its condition immediately prior to the condemnation or other taking; (iii) Lender reasonably determines that the condition required by clause (ii), will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Property; (iv) Lender reasonably determines that restoration and repair of the Property to the condition required by clause (ii) will be completed prior to the earlier to occur of (1) the maturity date of the Note or (2) (x) one year from the date of the condemnation or other taking (if less than 50% of the rentable space of the Property (as measured by Lender) is subject to the condemnation or other taking) or (y) two years from the date of the condemnation or other taking (if 50% or more the rentable space of the Property (as measured by Lender) is subject to the condemnation or other taking); and (v) Lender reasonably determines that upon the restoration and repair of the Property there will not have been a material diminution in the value of the Property since the date immediately preceding the condemnation or other taking.

12. GRANTOR AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Grantor, Grantor's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding the occurrence of an Event of Default, extend the time for payment of the sums secured by this Instrument or guaranteed by the Guaranty, reduce the payments thereon, release anyone liable on any of the sums secured by this Instrument or guaranteed by the Guaranty, modify the terms and time of payment of the sums secured by this Instrument, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement or join in any extension or subordination agreement. Any actions taken by Lender pursuant to the terms of this paragraph 12 shall not affect the obligation of Grantor or Grantor's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Grantor contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the sums secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Grantor shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Grantor's request.

13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sums secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the sums secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof operate to cure or waive Grantor's default in payment of sums secured by this Instrument.

14. ESTOPPEL CERTIFICATE. Grantor shall within ten days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument.

15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Grantor hereby grants Lender a security interest in said items. Grantor agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other

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
security agreement or financing statement shall be sufficient as a financing statement. In addition, Grantor agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Grantor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Grantor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon the occurrence of an Event of Default, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in paragraph 27 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in paragraph 27 of this Instrument.

16. LEASES OF THE PROPERTY. As used in this paragraph 16, the word "lease" shall mean "sublease" if this Instrument is on a leasehold. Grantor shall comply with and observe Grantor's obligations as landlord under all leases of the Property or any part thereof. Except as provided in the Master Agreement, Grantor will not lease any portion of the Property for non-residential use except with the prior written approval of Lender. Grantor, at Lender's request, shall furnish Lender with executed copies of all leases now existing or hereafter made of all or any part of the Property, and all leases now or hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property entered into after the date hereof (including, without limitation, any renewals, extensions, or modifications of existing leases) shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. Grantor shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property providing for a term of three years or more, permit an assignment or sublease of such a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Grantor becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Grantor shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

         Upon Lender's request, Grantor shall assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property.

17. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

18. ACCELERATION IN CASE OF GRANTOR'S INSOLVENCY. If Grantor shall voluntarily file a petition under the Federal Bankruptcy Act, as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Grantor shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Grantor, or if Grantor shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Grantor or Grantor's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Grantor shall make an assignment for the benefit of Grantor's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Grantor's assets and such seizure is not discharged within ten days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument or guaranteed by the Guaranty to be immediately due and payable without prior notice to Grantor, and Lender may invoke any remedies permitted by paragraph 27 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with Grantor's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Grantor secured by this Instrument pursuant to paragraph 8 hereof.

19. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN GRANTOR; ASSUMPTION. [INTENTIONALLY OMITTED.]

20.      NOTICE.  [INTENTIONALLY OMITTED.]


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
21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Grantor, subject to the provisions of the Master Agreement. All covenants and agreements of Grantor shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

22. GOVERNING LAW; SEVERABILITY. The law governing this Instrument shall be determined in accordance with the terms and provisions of the Master Agreement.

23. WAIVER OF STATUTE OF LIMITATIONS. Grantor hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Guaranty or any other obligation secured by this Instrument.

24. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Grantor, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

25.      CONSTRUCTION LOAN PROVISIONS.  [INTENTIONALLY OMITTED.]

26. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. Grantor hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Grantor hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Grantor of the occurrence of an Event of Default and of Lender's demand that Grantor cease collection of such rents and revenues, Grantor shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Grantor, to apply the rents and revenues so collected to the sums secured by this Instrument or guaranteed by the Guaranty in the order provided in the Master Agreement with the balance, so long as no such notice of Event of Default and cessation has occurred, to the account of Grantor, it being intended by Grantor and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Grantor of the occurrence of an Event of Default and of Lender's demand that Grantor cease collection of such rents and revenues, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph 26 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Grantor as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Grantor of the occurrence of an Event of Default shall contain a statement that Lender exercises its rights to such rents. Grantor agrees that commencing upon delivery of such written notice of the occurrence of an Event of Default by Lender to Grantor, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of an Event of Default.

         Grantor hereby covenants that Grantor has not executed any prior assignment of said rents, that Grantor has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph 26, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than two months prior to the due dates of such rents. Grantor covenants that Grantor will not hereafter collect or accept payment of any rents of the Property more than two months prior to the due dates of such rents. Grantor further covenants that Grantor will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

         Upon the occurrence of an Event of Default, Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the


MARYLAND--Multifamily--1/77--FNMA/FHLMC UNIFORM INSTRUMENT        FORM 4021
                                                           (page 7 of 10 pages)
management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon the occurrence of an Event of Default, Grantor hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

         All rents and revenues collected subsequent to delivery of such written notice by Lender to Grantor of the occurrence of an Event of Default shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Grantor as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Grantor anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph 26.

         If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Grantor to Lender secured by this Instrument pursuant to paragraph 8 hereof. Unless Lender and Grantor agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note for amounts advanced on such date unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law.

         Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument is released.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

MARYLAND--Multifamily--1/77--FNMA/FHLMC UNIFORM INSTRUMENT        FORM 4021
                                                           (page 8 of 10 pages)

NON-UNIFORM COVENANTS. Grantor and Lender further covenant and agree as follows:

27. ACCELERATION; REMEDIES. Upon the occurrence of an Event of Default, Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided herein. Grantor acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Grantor has the right to bring an action to assert the non-existence of a breach or any other defense of Grantor to acceleration and sale. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports.

         If Lender invokes the power of sale, Lender shall mail or cause Trustee to mail written notice of sale to Grantor in the manner prescribed by the laws of Maryland. Trustee shall give notice of sale and shall sell the Property according to the laws of Maryland. Trustee may sell the Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Property at any sale.

         Trustee shall deliver to the purchaser Trustee's deed conveying the Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including, but not limited to, Trustee's fees of up to 2.0% of the gross sale price, attorney's fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs; and
(c) the excess, if any, to the person or persons legally entitled thereto.

28. RELEASE. Upon payment of all sums secured by this Instrument or as provided elsewhere herein or in the Master Agreement, Lender or Trustee shall release this Instrument. Grantor shall pay Lender's or Trustee's reasonable costs incurred in releasing this Instrument.

29. SUBSTITUTE TRUSTEE. Lender at Lender's option may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the city or county in which this Instrument is recorded. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

SEE THE ATTACHED RIDER TO INDEMNITY MULTIFAMILY INSTRUMENT (THE "RIDER") AND SPECIAL RIDER TO INDEMNITY MULTIFAMILY INSTRUMENT (THE "SPECIAL RIDER"), BOTH OF WHICH ARE INCORPORATED INTO THIS INSTRUMENT BY REFERENCE, FOR ADDITIONAL TERMS AND PROVISIONS. IN THE EVENT OF A CONFLICT AMONG THE TERMS AND PROVISIONS THEREOF, (i) THE SPECIAL RIDER SHALL CONTROL THE TERMS AND PROVISIONS OF THE RIDER AND THIS INSTRUMENT, AND (ii) THE RIDER SHALL CONTROL THIS INSTRUMENT.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

MARYLAND--Multifamily--1/77--FNMA/FHLMC UNIFORM INSTRUMENT        FORM 4021
                                                           (page 9 of 10 pages)

IN WITNESS WHEREOF, Grantor has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                    THE TC-____________________ COMPANY, a Maryland
                    general partnership

                    By:    The TC Property Company, a Maryland general
                           partnership

                           By: The TC Operating Limited Partnership, a Maryland limited partnership, General Partner

                                 By:    The Town and Country Trust, a
                                        Maryland real estate investment trust,
                                        General Partner

                                        By:__________________________________
                                           Jennifer C. Munch
                                           Vice President

                                 Grantor's Address:

                                 c/o The Town and Country Management Company

                                  l700 Equitable Bank Center
                                  l00 South Charles Street
                                  Baltimore, Maryland  21201
                                  Attention:  Jennifer C. Munch
                                              Senior Vice President

I hereby certify that this document was prepared under the supervision of the undersigned, who is a member of the Maryland Bar.

                            _____________________________________
                            David J. McPherson, Esq.





MARYLAND--Multifamily--1/77--FNMA/FHLMC UNIFORM INSTRUMENT        FORM 4021
                                                          (page 10 of 10 pages)

                   RIDER TO INDEMNITY MULTIFAMILY INSTRUMENT

                  (____________________:____________________)

         THIS RIDER TO INDEMNITY MULTIFAMILY INSTRUMENT (the "Rider") is made as of the ___ day of September, 1997, effective as of the ___ day of September, 1997, and is incorporated into and shall be deemed to amend and supplement the Indemnity Multifamily Mortgage, Deed of Trust or Deed to Secure Debt of the same date (the "Instrument"), given by the undersigned THE TC-____________________ COMPANY, a Maryland general partnership (the "Grantor"), for the benefit of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, 1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182, and its successors, assigns and transferees (the "Lender"), covering the property described in the Instrument and defined therein as the "Property". The Property is located entirely within the State of Maryland (the "Property Jurisdiction").

         The covenants and agreements of this Rider, and the covenants and agreements of any other riders to the Instrument given by Grantor to Lender and covering the Property, shall be incorporated into and shall amend and supplement the covenants and agreements of the Instrument as if this Rider and the other riders were a part of the Instrument and all references to the Instrument in the Loan Documents shall mean the Instrument as so amended and supplemented.

         ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Instrument, Grantor and Lender further covenant and agree as follows:

A.       FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES

         Uniform Covenant 2 of the Instrument ("Funds for Taxes, Insurance and Other Charges") is amended to change the title to "Funds for Taxes, Insurance and Other Charges; Collateral Agreements." Existing Uniform Covenant 2 is amended to become Uniform Covenant 2A. The following new Uniform Covenant 2B is added at the end of Uniform Covenant 2A:

2B       REPLACEMENT RESERVE AGREEMENT, COMPLETION/REPAIR AGREEMENT, ACHIEVEMENT
          AGREEMENT AND OTHER COLLATERAL AGREEMENTS

         (a)      REPLACEMENT RESERVE AGREEMENT

         Grantor shall deposit with Lender the amounts required by the Replacement Reserve and Security Agreement (the "Replacement Reserve Agreement") between Grantor, Lender, and others, dated the same date as this Rider, at the times required by the Replacement Reserve Agreement, and shall perform all other obligations as and when required pursuant to the Replacement Reserve Agreement.

         (b)      COMPLETION/REPAIR AGREEMENT

         [INTENTIONALLY OMITTED.]

         (c)      ACHIEVEMENT AGREEMENT

         [INTENTIONALLY OMITTED.]

         (d)      COLLATERAL AGREEMENTS

         As used herein, the term "Collateral Agreement" shall mean any of the Replacement Reserve Agreement, the Completion/Repair Agreement, the Achievement Agreement and any similar agreement which has been entered into between Grantor and Lender in connection with the loan evidenced by the Guaranty.

B.       APPLICATION OF PAYMENTS

         [INTENTIONALLY OMITTED.]

C.       HAZARD INSURANCE; RESTORATION OF PROPERTY

         [INTENTIONALLY OMITTED.]

D.       ENVIRONMENTAL HAZARDS PROVISION

         In addition to Grantor's covenants and agreements under Uniform Covenant 6 of the Instrument ("Preservation and Maintenance of Property; Leaseholds"), Grantor further covenants and agrees that Grantor shall not:

RIDER TO MULTIFAMILY INSTRUMENT -- FANNIE MAE UNIFORM INSTRUMENT
                                             FORM 4059 5/93 (page 1 of 4 pages)

         (a) cause or permit the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including aboveground and underground storage tanks for petroleum or petroleum products), treatment, handling, or disposal of any Hazardous Materials (as defined below) (excluding the safe and lawful use and storage of quantities of Hazardous Materials customarily used in the operation and maintenance of comparable multifamily properties or for normal household purposes) on or under the Property, or in any way affecting the Property or its value, or which may form the basis for any present or future demand, claim or liability relating to contamination, exposure, cleanup or other remediation of the Property or;

         (b) cause or permit the transportation to, from or across the Property of any Hazardous Material (excluding the safe and lawful use and storage of quantities of Hazardous Materials customarily used in the operation and maintenance of comparable multifamily properties or for normal household purposes); or

         (c) cause or exacerbate any occurrence or condition on the Property that is or may be in violation of Hazardous Materials Law (as defined below).

(The matters described in (a), (b) and (c) above are referred to collectively below as "Prohibited Activities or Conditions.")

         Except with respect to any matters which have been disclosed in writing by Grantor to Lender prior to the date of the Instrument, or matters which have been disclosed in an environmental hazard assessment report of the Property received by Lender prior to the date of the Instrument, Grantor represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions and to the best of its knowledge, no Prohibited Activities or Conditions exist or have existed on or under the Property. Grantor shall take all appropriate steps (including but not limited to appropriate lease provisions) to prevent its employees, agents, and contractors, and all tenants and other occupants on the Property, from causing, permitting or exacerbating any Prohibited Activities or Conditions. Grantor shall not lease or allow the sublease of all or any portion of the Property for non-residential use to any tenant or subtenant that, in the ordinary course of its business, would cause, permit or exacerbate any Prohibited Activities or Conditions, and all non-residential leases and subleases shall provide that tenants and subtenants shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

         If Grantor has disclosed that Prohibited Activities or Conditions exist on the Property, Grantor shall comply in a timely manner with, and cause all employees, agents, and contractors of Grantor and any other persons present on the Property to so comply with, (1) any program of operations and maintenance ("O&M Program") relating to the Property that is acceptable to Lender with respect to one or more Hazardous Materials (which O&M Program may be set forth in any agreement of Grantor (an "O&M Agreement")) and all other obligations set forth in any O&M Agreement, and (2) all Hazardous Materials Laws. Any O&M Program shall be performed by qualified personnel. All costs and expenses of the O&M Program shall be paid by Grantor, including without limitation Lender's fees and costs incurred in connection with the monitoring and review of the O&M Program and Grantor's performance thereunder. If Grantor fails to timely commence or diligently continue and complete the O&M Program and comply with any O&M Agreement, then Lender may, at Lender's option, declare all of the sums secured by the Instrument or guaranteed by the Guaranty to be immediately due and payable, and Lender may invoke any remedies permitted by paragraph 27 of the Instrument.

         Grantor represents that Grantor has not received, and has no knowledge of the issuance of, any claim, citation or notice of any pending or threatened suits, proceedings, orders, or governmental inquiries or opinions involving the Property that allege the violation of any Hazardous Materials Law ("Governmental Actions").

         Grantor shall promptly notify Lender in writing of: (i) the occurrence of any Prohibited Activity or Condition on the Property; (ii) Grantor's actual knowledge of the presence on or under any adjoining property of any Hazardous Materials which can reasonably be expected to have a material adverse impact on the Property or the value of the Property, discovery of any occurrence or condition on the Property or any adjoining real property that could cause any restrictions on the ownership, occupancy, transferability or use of the Property under Hazardous Materials Law. Grantor shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activities or Conditions; (iii) any Governmental Action; and (iv) any claim made or threatened by any third party against Grantor, Lender, or the Property relating to loss or injury resulting from any Hazardous Materials. Any such notice by Grantor shall not relieve Grantor of, or result in a waiver of any obligation of Grantor under this paragraph D.

         Grantor shall pay promptly the costs of any environmental audits, studies or investigations (including but not limited to advice of legal counsel) and the removal of any Hazardous Materials from the Property required by Lender as a condition of its consent to any sale or transfer under paragraph 19 of the Instrument of all or any part of the Property or any transfer occurring upon a foreclosure or a deed in lieu of foreclosure or any interest therein, or required by Lender following a reasonable determination by Lender that there may be Prohibited Activities or Conditions on or under the Property. Grantor authorizes Lender and its employees, agents and contractors to enter onto the Property for the purpose of conducting such environmental audits, studies and investigations. Any such



RIDER TO MULTIFAMILY INSTRUMENT -- FANNIE MAE UNIFORM INSTRUMENT
                                             FORM 4059 5/93 (page 2 of 4 pages)
costs and expenses incurred by Lender (including but not limited to fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which Grantor fails to pay promptly shall become immediately due and payable and shall become additional indebtedness secured by the Instrument pursuant to Uniform Covenant 8 of the Instrument.

         Grantor shall hold harmless, defend and indemnify Lender and its officers, directors, trustees, employees, and agents from and against all proceedings (including but not limited to Government Actions), claims, damages, penalties, costs and expenses (including without limitation fees and expenses of attorneys and expert witnesses, investigatory fees, and cleanup and remediation expenses, whether or not incurred within the context of the judicial process), arising directly or indirectly from (i) any breach of any representation, warranty, or obligation of Grantor contained in this paragraph D or (ii) the presence or alleged presence of Hazardous Materials on or under the Property. Lender agrees that the liability created under this paragraph shall be limited to the assets of Grantor and Lender shall not seek to recover any deficiency from any natural persons who are general partners of Grantor (if Grantor is a partnership).

         The term "Hazardous Materials," for purposes of this paragraph D, includes petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever.

         The term "Hazardous Materials Law," for the purposes of this paragraph D, means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other binding governmental requirements and any court judgments applicable to Grantor or to the Property relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property.

         The representations, warranties, covenants, agreements, indemnities and undertakings of Grantor contained in this paragraph D shall be in addition to any and all other obligations and liabilities that Grantor may have to Lender under applicable law.

         The representations, warranties, covenants, agreements, indemnities and undertakings of Grantor contained in this paragraph D shall continue and survive notwithstanding the satisfaction, discharge, release, assignment, termination, subordination or cancellation of the Instrument or the payment in full of the principal of and interest on the Note and all other sums payable under the Loan Documents or the foreclosure of the Instrument or the tender or delivery of a deed in lieu of foreclosure or the release of any portion of the Property from the lien of the Instrument, except with respect to any Prohibited Activities or Conditions or violation of any of the Hazardous Materials Laws which first commences and occurs after the satisfaction, discharge, release, assignment, termination or cancellation of the Instrument following the payment in full of the principal of and interest on the Note and all other sums payable under the Loan Documents or which first commences or occurs after the actual dispossession from the entire Property of the Grantor and all entities which control, are controlled by, or are under common control with the Grantor (each of the foregoing persons or entities is hereinafter referred to as a "Responsible Party") following foreclosure of the Instrument or acquisition of the Property by a deed in lieu of foreclosure. Nothing in the foregoing sentence shall relieve the Grantor from any liability with respect to any Prohibited Activities or Conditions or violation of Hazardous Materials Laws where such Prohibited Activities or Conditions or violation of Hazardous Materials Laws commences or occurs, or is present as a result of, any act or omission by any Responsible Party or by any person or entity acting on behalf of a Responsible Party.

E.       BOOKS, RECORDS AND FINANCIAL INFORMATION

         [INTENTIONALLY OMITTED.]

F.       TRANSFERS OF THE PROPERTY OR SIGNIFICANT INTERESTS IN GRANTOR; TRANSFER
         FEES

         [INTENTIONALLY OMITTED.]

RIDER TO MULTIFAMILY INSTRUMENT -- FANNIE MAE UNIFORM INSTRUMENT
                                             FORM 4059 5/93 (page 3 of 4 pages)

G.       NOTICE

         Any notice give under the Instrument shall be given in accordance with the terms of the Master Agreement.

H.       GOVERNING LAW

         [INTENTIONALLY OMITTED.]

I.       ACCELERATION; REMEDIES

         Covenant 27 of the Instrument ("Acceleration; Remedies") is amended to add the following at the end of the first paragraph:

         Upon the occurrence of an Event of Default, Lender, at Lender's option may, in addition to any remedies specified in this covenant, invoke any other remedies provided in any Collateral Agreement.

J.       SINGLE ASSET GRANTOR

         [INTENTIONALLY OMITTED.]

K.       NON-RECOURSE LIABILITY

         [INTENTIONALLY OMITTED.]

L.       EXCEPTIONS TO NON-RECOURSE LIABILITY

         [INTENTIONALLY OMITTED.]

M.       WAIVER OF JURY TRIAL

         Grantor (i) covenants and agrees not to elect a trial by jury with respect to any issue arising under any of the Loan Documents triable by a jury and (ii) waives any right to trial by jury to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily with the benefit of competent legal counsel by the Grantor, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Further, Grantor certifies that no representative or agent of Lender (including, but not limited to, Lender's counsel) has represented, expressly or otherwise, to Grantor or Key Principal that Lender will not seek to enforce the provisions of this paragraph M.

         BY SIGNING BELOW, Grantor accepts and agrees to the covenants and agreements contained in this Rider.

                   THE TC-____________________ COMPANY, a Maryland general partnership

                   By:   The TC Property Company, a Maryland general partnership

                         By: The TC Operating Limited Partnership, a Maryland limited partnership, General Partner

                               By:   The Town and Country Trust, a Maryland
                                     real estate investment trust, General
                                     Partner

                                     By:___________________________________
                                        Jennifer C. Munch
                                        Vice President

RIDER TO MULTIFAMILY INSTRUMENT -- FANNIE MAE UNIFORM INSTRUMENT
                                             FORM 4059 5/93 (page 4 of 4 pages)

                 EXHIBIT E TO MASTER CREDIT FACILITY AGREEMENT

                         INDEMNITY SECURITY INSTRUMENT

               SPECIAL RIDER TO INDEMNITY MULTIFAMILY INSTRUMENT
                          (Name of Owner/Asset Number)

         THIS SPECIAL RIDER TO INDEMNITY MULTIFAMILY INSTRUMENT (the "Special Rider") is made as of the ____ day of September, 1997, effective as of the Effective Date, and is incorporated into and shall be deemed to amend and supplement the Indemnity Multifamily Mortgage or Deed of Trust of the same date given by the undersigned [Name of Owner], a Maryland general partnership (the "Grantor") to or for the benefit of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, whose address is 1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182, and its successors, assigns and transferees (the "Lender"), as amended and supplemented by a Rider to Indemnity Multifamily Instrument, dated the same date as this Special Rider (the Indemnity Multifamily Mortgage or Deed of Trust, as amended or supplemented by the Rider to Indemnity Multifamily Instrument, this Special Rider, any other riders to the Instrument, and any future amendments to the Indemnity Multifamily Mortgage or Deed of Trust, is referred to as the "Instrument"), covering the property described in the Indemnity Multifamily Mortgage or Deed of Trust and defined therein as the "Property," more particularly described on Exhibit A, attached hereto and made a part hereof.

         The covenants and agreements of this Special Rider, and the covenants and agreements of any other riders to the Instrument given by Grantor and covering the Property, shall be incorporated into and shall amend and supplement the covenants and agreements of the Instrument as if this Rider and the other riders were a part of the Instrument, and all references to the Instrument in the Loan Documents shall mean the Instrument as so amended and supplemented. Any conflict between the provisions of the Instrument (including the covenants and agreements of the Rider to Indemnity Multifamily Instrument) and this Special Rider shall be resolved in favor of this Special Rider.

         ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Instrument, Grantor and Lender further covenant and agree as follows:

A.       DEFINITIONS

         All capitalized terms used but not defined in the Instrument, including, without limitation, the term "Loan Documents," shall have the meanings ascribed to such terms in that certain Master Credit Facility Agreement, dated the same date as this Special Rider, as amended from time to time (the "Master Agreement"). When used in the Instrument, the parties agree that the term "Note" shall refer to, collectively, the Base Facility Notes (as defined in the Master Agreement), expressly excluding any Base Facility Note executed by Grantor, and the Revolving Facility Note (as defined in the Master Agreement).

B.       SECURED OBLIGATIONS

         Without limiting the generality of the description of obligations secured in the paragraph of the Instrument starting "TO SECURE TO LENDER", and in addition to the obligations secured in such paragraph, the irrevocable grant, conveyance and assignment of the Property made by Grantor under the Instrument shall specifically secure all of the following obligations (collectively, the "Secured Obligations"):

                  (1) The payment of all amounts which become due and payable by Grantor under the Guaranty; and

                  (2) The performance of all other obligations of Grantor under the Guaranty.

C.       CROSS-COLLATERALIZATION

         The obligations guaranteed by the Grantor under the Guaranty (the "Guaranteed Obligations") are also secured by the Security Instruments and other Security Documents described in the Master Agreement. Reference is hereby made to the Master Agreement, and




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
such other Security Instruments and other Security Documents for a complete description of all of the property securing the Guaranteed Obligations, and the terms governing such secured transactions.

D.       RELEASE PROVISIONS

         Reference is hereby made to Articles VII, IX and X of the Master Agreement. Subject to the terms, conditions and limitations of such Articles, Grantor is entitled to obtain a release of the Instrument. If the original Lender named in the Instrument, or any successor, assign or transferee to the original Lender's interest in the Instrument, assigns or otherwise disposes of its interest in the Instrument, then upon such assignment or other disposition all liabilities and obligations to release the Property covered by the Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender's obligation to release the Property when obligated to do so under the Master Agreement, but only during the period of such successor Lender's ownership of the interest in the Instrument.

E.       CROSS-DEFAULT WITH MASTER AGREEMENT

         The occurrence of an Event of Default under the Master Agreement shall constitute a default under the Instrument. Upon the occurrence of an Event of Default under the Master Agreement, Lender, at Lender's option, may exercise any or all of the remedies to which it may be entitled under the Instrument or any Collateral Agreement or other Loan Documents upon the breach of any covenant or agreement by Grantor under the Instrument, including, without limitation, all of the remedies set forth in Covenant 27 of the Instrument and Paragraph I of the Rider to Indemnity Multifamily Instrument.

F.       CERTAIN CONFORMING CHANGES.

         (1) Any reference in the Instrument to the term "principal of and interest on the Note" or "principal of and interest on the indebtedness evidenced by the Note" shall refer to any principal of and any interest payable on any Advance under either the Base Facility Notes or the Revolving Facility Note (as guaranteed pursuant to the Guaranty), as selected by Lender.

         (2) Any reference in the Instrument to a breach or default on the part of the Grantor shall refer to a breach or default, after the expiration of any applicable notice and cure periods.

         (3) Any reference in the Instrument to the maturity date of the Note shall refer to the Credit Facility Termination Date, or any earlier date on which the indebtedness under the Base Facility Notes are due and payable.

G.       INSTRUMENT NOT EXTINGUISHED UPON ZERO BALANCE.

         The reduction of the indebtedness evidenced by the Revolving Facility Note, and guaranteed by the Guaranty, to a zero balance shall not cause the Instrument to become extinguished by operation of law. The Instrument shall not be extinguished except upon the execution of a release of the Instrument by the party secured under the Instrument and the recordation of the release.

H.       PRIORITY OF ADVANCES.

         The lien of each Security Instrument and any other Security Documents executed by Grantor from time to time to secure the Guaranty, shall secure each obligation to guaranty each Advance or other sum guaranteed by the Guaranty to the same extent and with the same effect as if the Advance had been made, and the contingent obligation had been incurred, on the date on which the Security Instrument was recorded in the land records of the jurisdiction in which the real property covered by the Security Instrument is located, or the date on which the Security Document is executed and delivered to Lender.

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
I.       FUTURE ADVANCES.

         The Instrument is given wholly or partly to secure a guaranty of future obligations which may be incurred under the Master Agreement. Subject to all of the conditions set forth in the Master Agreement, on or prior to January 1, 2008, Borrower may request and Lender shall make Future Advances which shall be guaranteed by the Guaranty and secured by the Instrument. Except upon amendment of the Instrument in accordance with the terms of the Master Agreement, at no time shall the principal amount of the indebtedness guaranteed under the Guaranty and secured by the Instrument, not including sums advanced in accordance with the Instrument to protect the security of the Instrument, exceed the original amount of the Note, which amount is (i) $375,000,000.00 (the aggregate principal amount of the Base Facility Notes and the Revolving Facility Note) MINUS (ii) the original principal amount of the Base Facility Note executed by Grantor.

J.       REVOLVING FACILITY.

         This Instrument secures indebtedness guaranteed under the Guaranty that includes a revolving-type of indebtedness.

K.       INDEMNITY INSTRUMENT

         This Instrument secures the Grantor's guaranty of loans owed to Lender by third parties other than Grantor. Grantor is not primarily liable for these loans.

L.       NONRECOURSE OBLIGATIONS.

         The provisions of Article XXI of the Master Agreement (entitled Nonrecourse Obligations), which limit Lender's recourse against Grantor, are hereby incorporated into this Instrument by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

[TO BE INCLUDED FOR ALL ASSETS EXCEPT M-19, P-9, V-1, V-2, V-3 AND V-4]

M.       AMENDED AND RESTATED INSTRUMENT.

         The Instrument amends and restates the original Instrument.

[TO BE INCLUDED FOR M-19, P-9, V-1, V-2, V-3 AND V-4]

M.       AMENDED, RESTATED AND CONSOLIDATED INSTRUMENT.

         This Instrument amends, restates and consolidates the Original First Instrument and the Original Second Instrument.

[TO BE INCLUDED IN M-10 AND M-15 SPECIAL RIDERS ONLY]

N.       GROUND LEASE COVENANTS.

         Grantor hereby acknowledges that Grantor's interest in the Property is a leasehold estate pursuant to that certain ground lease (as assigned to Grantor and amended, the "Ground Lease") dated as of ___________________, by and among __________________ and __________________ (the "Lessor"). In
connection therewith, Grantor hereby covenants and agrees, as long as the Instrument encumbers the Property or any part thereof, as follows:

         (1) Grantor shall not subordinate any or all of Grantor's interest in the Property to any mortgage, lien or other encumbrance on the Lessor's interest in the Property, without the express written consent of Lender;


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
         (2) Grantor shall not convey any or all of its leasehold interest in the Lessor, nor shall Grantor purchase or otherwise acquire Lessor's interest in the Property, without the express written consent of Lender, which consent Lender agrees not to unreasonably withhold so long as Grantor executes and delivers to Lender such instruments, and takes such other steps, as Lender may require to ensure the continued perfection and priority of the lien created hereby upon and after Grantor's acquisition of Lessor's interest;

         (3) The occurrence of a default by Grantor under the Ground Lease (a "Lease Default") shall constitute an Event of Default under the Instrument. Upon the occurrence of a Lease Default, Lender, at Lender's option, may exercise any or all of the remedies to which it may be entitled under the Instrument or any Collateral Agreement or other Loan Documents upon the breach of any covenant or agreement by Grantor under the Instrument, including, without limitation, all of the remedies set forth in Covenant 27 of the Instrument and Paragraph I of the Rider to Indemnity Multifamily Instrument;

         (4) Grantor shall give immediate written notice to Lender of any default by Lessor under the Ground Lease or of any notice received by Grantor from such Lessor of any Lease Default;

         (5) Grantor shall not consent to any amendment to, or modification of, the Ground Lease, without the express written consent of Lender;

         (6) Grantor shall exercise any option to renew or extend the Ground Lease and give written confirmation thereof to Lender within thirty days after such option becomes exercisable;

         (7) Grantor shall not surrender the Ground Lease nor terminate or cancel the Ground Lease;

         (8) Grantor shall give immediate written notice to Lender of the commencement of any remedial proceedings under the Ground Lease by any party thereto and, if required by Lender, shall permit Lender as Grantor's attorney-in-fact to control and act for Grantor in any such remedial proceedings; and

         (9) Grantor shall, at the request of Lender, use commercially reasonable efforts to obtain and deliver to Lender an estoppel certificate from Lessor in the form reasonably requested by Lender within thirty days after such request from Lender.

         Grantor hereby expressly transfers and assigns to Lender the benefit of all covenants contained in the Ground Lease, whether or not such covenants run with the land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in the Ground Lease. Grantor covenants and agrees that there shall not be a merger of the Ground Lease, or of the leasehold estate created thereby, with the fee estate covered by the Ground Lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger; if Grantor shall acquire such fee estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate.

[FOR VIRGINIA AND MARYLAND]

         IN WITNESS WHEREOF, Grantor, Lender and Trustee have caused the Instrument to be duly executed and delivered as of the date first written above.

[FOR DELAWARE AND PENNSYLVANIA]

         IN WITNESS WHEREOF, Grantor and Lender have caused the Instrument to be duly executed and delivered as of the date first written above.

                           [Signature blocks and acknowledgments to be added]







                                      E-10